UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 2, 2009 (May 27, 2009)

THE HERTZ CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-07541	13-1938568
(State of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

225 Brae Boulevard

Park Ridge, New Jersey  07656-0713

(Address of principal executive offices, including zip code)

(201) 307-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.    AMENDMENTS TO ARTICLES OF INCORPORATION OR BY-LAWS; CHANGE IN FISCAL YEAR

On May 27, 2009, certain amendments to the Amended and Restated By-Laws (the “By-Laws”) of The Hertz Corporation (“Hertz”), a wholly-owned subsidiary of Hertz Global Holdings, Inc. (“Hertz Holdings”), became effective upon the consummation of the sale by Hertz Holdings of 46,000,000 shares of its common stock (the “Common Stock Offering”).  The amendments were approved by Hertz’s board of directors (the “Board”) on May 19, 2009, to become effective when and if Hertz Holdings ceased to qualify, on a pro forma basis, as a “controlled company” as defined in the published listing requirements of the New York Stock Exchange, after giving effect to the Common Stock Offering.  The amendments modified the prior By-Laws in the following principal respects:

•		The heading of Article III of the By-Laws is amended to replace the words “Executive and Governance Committee and Other Committees” with the word “Committees.”

•		Section 3.01 (Committees: How Constituted) of the By-Laws is amended to:
	•	replace each reference to “Executive and Governance Committee” with the words “Executive Committee;”
	•	reflect the formation of a new Nominating and Governance Committee; and
•

specify that the selection and removal of the chairman of the Executive Committee will be subject to the same requirements as the chairman of the Executive and Governance Committee set forth in Section 2.1(d) of the Amended and Restated Stockholders Agreement, dated as of November 20, 2006, among Hertz Holdings and certain of its stockholders (for so long as it remains in effect).

•		Section 3.02 (Committees: Power) of the By-Laws is amended to replace each reference to “Executive and Governance Committee” with the words “Executive Committee.”

•		Section 4.03 (Officers: Salaries) of the By-Laws is amended to provide that the determination of salaries for officers of the Company shall be subject to applicable legal or regulatory requirements.

•		Section 4.04 (Officers: Removal and Resignation; Vacancies) of the By-Laws is amended to provide:
•

that the chief executive officer (in addition to the Board, as previously provided) may remove any officer for or without cause as permitted pursuant to Section 4.07 (Officers: Chief Executive Officer); and

•

that any vacancy occurring in any office of Hertz by death, resignation, removal or otherwise, shall be filled by the Board (as previously provided), or, if the chief executive officer has authority pursuant to Section 4.07 of the By-Laws to fill such office, then by the chief executive officer subject to Section 4.07 or by the Board.

•

Section 4.07 of the By-Laws is amended to provide that, except as otherwise determined by the Board, the chief executive officer shall have the authority to remove any officer of Hertz with the approval of the chairman of the Board, or, if the chief executive officer is the chairman of the Board, the approval of the lead director or another director designated by the Board for such purpose.

The foregoing description of the amendments to the By-Laws does not purport to be complete and is qualified in its entirety by reference to the full text of the prior By-Laws, a copy of which was filed with the Securities and Exchange Commission as Exhibit 3.2 to Amendment No. 3 to Hertz’s Registration Statement on Form S-4, as filed on December 4, 2006 (incorporated herein by reference), and Amendment No. 1 to the By-Laws, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K (incorporated herein by reference).

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit
Number	Description

3.1	Amendment No. 1 to the By-Laws, as amended effective May 27, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HERTZ CORPORATION
(Registrant)

	By:	/s/ J. Jeffrey Zimmerman
	Name:	J. Jeffrey Zimmerman
	Title:	Senior Vice President, General Counsel
and Secretary

Date: June 2, 2009